UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 10, 2012

GUARDIAN 8 HOLDINGS
 (Exact name of registrant as specified in its charter)

Nevada	333-150954	26-0674103
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15230 N. 75th Street, Suite 1002 Scottsdale, AZ	85260
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (913) 317-8887

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 10, 2012, the Registrant received $50,000 from its CEO/president, C. Stephen Cochennet, in the form of an unsecured 90-day promissory note. In addition, on December 28, 2012, the Registrant received an additional $50,000 from Mr. Cochennet, in the form of an unsecured 90-day promissory note. Each of the notes bears interest at 12% per annum and are payable on February 12, 2013 and March 28, 2013, respectively. Copies of the promissory notes are attached hereto as Exhibits 10.1 and 10.2.

The description herein of the promissory notes is qualified in their entirety, and the terms are incorporated herein, by reference to the promissory notes, the forms of which are filed as exhibits hereto.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 for disclosure of promissory notes.

Item 3.01 Sales of Unregistered Securities

On December 31, 2012, the Registrant authorized the issuance of 300,000 shares of restricted common stock to Kathleen Hanrahan, its interim chief financial officer, under the terms of her agreement dated April 30, 2012. As of the date of this report the shares had not been issued.

On December 31, 2012, the Registrant authorized the issuance of 500,000 shares of restricted common stock to C. Stephen Cochennet, its chief executive officer, as a bonus for his services to the Registrant. As of the date of this report the shares had not been issued.

All of the above-described issuances were exempt from registration pursuant to Section 4(2) and/or Regulation D of the Securities Act as transactions not involving a public offering. With respect to each transaction listed above, no general solicitation was made by either the Registrant or any person acting on its behalf. All such securities issued pursuant to such exemptions are restricted securities as defined in Rule 144(a)(3) promulgated under the Securities Act, appropriate legends have been placed on the documents evidencing the securities, and may not be offered or sold absent registration or pursuant to an exemption therefrom.

Item 8.01 Other Events.

On December 20, 2012, the Registrant issued a press release announcing the receipt of its initial order from an International Distributor. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Promissory note dated December 10, 2012
10.2	Promissory note dated December 28, 2012
99.1	Initial order press release dated December 20, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Guardian 8 Holdings

By: /s/ C. Stephen Cochennet
      C. Stephen Cochennet, Chief Executive Officer

Date: January 8, 2013